SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934.

                                (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
     14a-6(e)(2)
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         SOUTHCOAST FINANCIAL CORPORATION
                (Name of Registrant as Specified In Its Charter)



     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 [x]  No Fee Required.
      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:



     2)   Aggregate number of securities to which transaction applies:



     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:



     4)   Proposed maximum aggregate value of transaction:



     5)   Total fee paid



[ ]  Fee paid previously with preliminary materials



[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                        SOUTHCOAST FINANCIAL CORPORATION

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


TO OUR SHAREHOLDERS:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of the Shareholders of Southcoast Financial Corporation will be held at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina, on April 7, 2006, at 11:30 a.m., for the following purposes:

     (1)  To elect three directors to each serve a three year term;

     (2)  To approve adoption of the 2005 Employee Stock Purchase Plan; and

     (3) To act upon other such matters as may properly come before the meeting or any adjournment thereof.

      Only shareholders of record at the close of business on February 28, 2006 are entitled to notice of and to vote at the meeting. In order that the meeting can be held, and a maximum number of shares can be voted, whether or not you plan to be present at the meeting in person, please fill in, date, sign and promptly return the enclosed form of proxy. The Company's Board of Directors unanimously recommends a vote FOR approval of all of the proposals presented.

      Returning the signed proxy will not prevent a record owner of shares from voting in person at the meeting.

      Included herewith is the Company's 2006 Proxy Statement. Also included is the Company's 2005 Annual Report to Shareholders.

                                            By Order of the Board of Directors



March 14, 2006                               Robert M. Scott
                                             Secretary

                        SOUTHCOAST FINANCIAL CORPORATION
                           530 Johnnie Dodds Boulevard
                       Mt. Pleasant, South Carolina 29464
                                 (843) 884-0504

                                 PROXY STATEMENT

       This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Southcoast Financial Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held at 11:30 a.m. on April 7, 2006 at The Harbour Club, 35 Prioleau Street, Charleston, South Carolina. A Notice of Annual Meeting is attached hereto, and a form of proxy is enclosed. This statement was first mailed to shareholders on or about March 14, 2006. The cost of this solicitation is being paid by the Company. The only method of solicitation to be employed, other than use of the mail, is personal contact, including by telephone or other electronic means, by directors and regular employees of the Company.

                                  ANNUAL REPORT

      The Annual Report to Shareholders covering the Company's fiscal year ended December 31, 2005, including financial statements, is enclosed herewith. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

                                VOTING PROCEDURES

Voting

      Shareholders who hold their shares of record in their own names can vote their shares by marking the enclosed proxy form, dating it, signing it, and returning it to the Company in the enclosed postage-paid envelope. Shareholders of record can also attend the Annual Meeting and vote in person. Shareholders who hold their shares in street name with a broker or other nominee can direct their vote by submitting voting instructions to the broker or nominee in accordance with the procedure on the voting card provided by the broker or nominee. Shareholders who hold their shares in street name may attend the Annual Meeting, but may not vote in person without a proxy appointment from a shareholder of record.

Revocation of Proxy

      Any record shareholder who executes and delivers a proxy has the right to revoke it at any time before it is voted. The proxy may be revoked by a record shareholder by delivering to L. Wayne Pearson, Chairman, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464 or by mailing to Mr. Pearson at Post Office Box 1561, Mt. Pleasant, South Carolina 29465, an instrument which by its terms revokes the proxy. The proxy may also be revoked by a record shareholder by delivery to the Company of a duly executed proxy bearing a later date. Written notice of revocation of a proxy or delivery of a later dated proxy will be effective upon receipt thereof by the Company. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. However, any record shareholder who desires to do so may attend the meeting and vote in person in which case the proxy will not be used. Shareholders who hold their shares in street name with a broker or other nominee may change or revoke their proxy instructions by submitting new voting instructions to the broker or other nominee.

Quorum and Voting

      At the close of business on February 28, 2006, there were outstanding 4,956,259 shares of the Company's common stock (no par value) (the "Common Stock"). Each share outstanding will be entitled to one vote upon each matter submitted at the meeting. Only stockholders of record at the close of business on February 28, 2006 (the "Record Date"), shall be entitled to notice of and to vote at the meeting.

      A majority of the shares entitled to be voted at the annual meeting constitutes a quorum. If a share is represented for any purpose at the annual meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" and shares that are not voted, including proxies submitted by brokers that are the record owners of shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the annual meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time. If the meeting is to be reconvened within thirty days, no notice of the reconvened meeting will be given other than an announcement at the adjourned meeting. If the meeting is to be adjourned for thirty days or more, notice of the reconvened meeting will be given as provided in the Bylaws. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed.

      If a quorum is present at the Annual Meeting, directors will be elected by a plurality of the votes cast by shares present and entitled to vote at the annual meeting. "Plurality" means that if there are more nominees than positions to be filled, the individuals who receive the largest number of votes cast for the positions to be filled will be elected as directors. Cumulative voting is not permitted. Votes that are withheld or that are not voted in the election of directors will have no effect on the outcome of election of directors. If a quorum is present, all other matters that may be considered and acted upon at the Annual Meeting, including the approval of the adoption of the 2005 Employee Stock Purchase Plan, will be approved if the number of shares of Common Stock voted in favor of the matter exceeds the number of shares of Common Stock voted against the matter.

Actions To Be Taken By The Proxies

      The persons named as proxies were selected by the Board of Directors of the Company. When the form of proxy enclosed is properly executed and returned, the shares that it represents will be voted at the meeting. Each proxy, unless the shareholder otherwise specifies therein, will be voted "FOR" the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors and "FOR" approval of the adoption of the 2005 Employee Stock Purchase Plan. In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his specifications. As to any other matter of business which may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same, but the Board of Directors does not know of any such other business.

                              SHAREHOLDER PROPOSALS

      Any shareholder who wishes to submit proposals for the consideration of the shareholders at the 2007 Annual Meeting may do so by mailing them in writing to L. Wayne Pearson, Chairman, Southcoast Financial Corporation, Post Office Box 1561, Mt. Pleasant, South Carolina 29465 or by delivering them in writing to Mr. Pearson at the Company's main office, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. Such written proposals must be received prior to November 10, 2006, for inclusion, if otherwise appropriate, in the Company's Proxy Statement and form of Proxy relating to that meeting. With respect to any shareholder proposal not received by the Company prior to January 24, 2007, proxies solicited by management of the Company will be voted on the proposal in the discretion of the designated proxy agents.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The table below shows information as of December 31, 2005 about persons known to management of the Company to be beneficial owners of 5% or more of the Company's common stock. This information was obtained from Schedules 13G filed by these entities with the Securities and Exchange Commission and the Company has not independently verified it.

                                               NUMBER OF             % SHARES
NAME AND ADDRESS                                SHARES              OUTSTANDING
----------------                                ------              -----------

Goldman Sachs Asset Management, L.P.           287,413                 6.1%
32 Old Slip
New York, New York 10005

Wellington Management, LLP                     238,294                 5.03%
75 State Street
Boston, Massachusetts 02109

                        SECURITY OWNERSHIP OF MANAGEMENT

      The table below shows as to each director his name and the number and percentage of shares of the Company's common stock owned by him at February 28, 2006.

                                                                      Number of Shares               % of Common

Name                                                                 Beneficially Owned            Stock Ownership
----                                                                 ------------------            ---------------
L. Wayne Pearson (1)                                                       112,353                       2.27%
Paul D. Hollen, III (2)                                                     98,637                       1.99%
William A. Coates (3)                                                       65,682                       1.32%
Robert M. Scott (4)                                                         65,553                       1.32%
James P. Smith (5)                                                          51,117                       1.03%
James H. Sexton, Jr.                                                        40,452                       0.82%
Robert A. Daniel, Jr. (6)                                                   30,654                       0.62%
William B. Seabrook                                                         15,911                       0.32%
Tommy B. Baker                                                              11,000                       0.22%
Stephen F. Hutchinson                                                       11,000                       0.22%
All Directors and executive officers as a group (10 persons)(7)            502,359                      10.10%

----------------------------------------------------------------
Except as noted, to the knowledge of management, all shares are owned directly with sole voting power.

(1) Includes stock options for 3,025 shares. Does not include 20,834 shares owned by Mr. Pearson's wife as to which he disclaims beneficial ownership.
(2) Does not include 5,581 shares owned by Mr. Hollen's wife as to which he disclaims beneficial ownership.
(3)  Includes stock options for 3,025 shares.
(4) Includes stock options for 3,025 shares. Does not include 18,165 shares owned by Mr. Scott's wife as to which he disclaims beneficial ownership.
(5)  Includes stock options for 3,025 shares.
(6)  Includes stock options for 3,025 shares.
(7)  Includes stock options for 15,125 shares.

                              ELECTION OF DIRECTORS

      The Board of Directors has set the number of directors to serve after the Annual Meeting at eight. At the Annual Meeting, three directors are to be elected to hold office for a term of three years, their terms expiring at the 2009 Annual Meeting of Shareholders. Directors serve until their successors are elected and qualified to serve. The Board has nominated Tommy B. Baker, Stephen
F. Hutchinson and William A. Coates to each serve three year terms. The nominees are currently directors of the Company. Any other nominations must be made in writing and given to the Secretary of the Company in accordance with the procedures set forth below under "--Committees of the Board of Directors."

      It is the intention of the persons named in the enclosed form of proxy to vote for the election of Messrs. Baker, Hutchinson and Coates as directors. Unless a contrary specification is indicated, the enclosed form of proxy will be voted FOR each such nominee. In the event that such nominee is not available by reason of any unforeseen contingency, the persons acting under the proxy intend to vote for the election, in his stead, of such other person as the Board of Directors of the Company may recommend. The Board of Directors has no reason to believe that any nominee will be unable or unwilling to serve if elected.

Directors and Nominees

      Set forth below are the names, ages, positions with the Company, business experience for the past five years, and the date such persons first became a director, of the current directors and director nominees of the Company. Each director is also a director of the Company's wholly owned subsidiary, Southcoast Community Bank (the "Bank").

                                                                                                         Director
Name                          Age      Business Experience During Past Five Years                         Since
----                          ---      ------------------------------------------                         -----

                                        NOMINEES  FOR THE BOARD OF  DIRECTORS  FOR
                                        TERMS OF  OFFICE  TO  CONTINUE  UNTIL  THE
                                        ANNUAL  MEETING  OF  SHAREHOLDERS  OF  THE
                                        COMPANY IN 2009:

William A. Coates             56        Attorney,  Shareholder  in  Roe,  Cassidy,                          1998*
                                        Coates & Price,  P.A.,  Greenville,  South
                                        Carolina   (attorneys)  since  January  1,
                                        2002;   Attorney,   Shareholder  in  Love,
                                        Thornton,    Arnold   &   Thomson,   P.A.,
                                        Greenville,   South  Carolina  (attorneys)
                                        1980-2001;  Vice  Chairman  of the Company
                                        and the Bank.

Tommy B. Baker                60        Owner-   Baker   Motors   of    Charleston                          2005
                                        (automobile dealership)

Stephen F. Hutchinson         59        President, East Coast Development Company,                          2005
                                        Inc. (real estate)

                                        DIRECTORS   WHOSE  TERMS  OF  OFFICE  WILL
                                        CONTINUE   UNTIL  THE  ANNUAL  MEETING  OF
                                        SHAREHOLDERS OF THE COMPANY IN 2008:

Paul D. Hollen, III           57        Executive   Vice   President   and   Chief                          1998*
                                        Operations  Officer of the Company and the
                                        Bank  since June  1998;  Organizer  of the
                                        Bank  from  October,  1997 to  June  1998;
                                        Special Projects, Carolina First Bank from
                                        July,  1997 to  October,  1997;  Executive
                                        Vice   President   and  Chief   Operations
                                        Officer, Lowcountry Savings Bank from 1994
                                        to July, 1997.

James H. Sexton, Jr.          56        Dentist (private practice) since 1975.                              1998*

James P. Smith                51        President,  Atlantic  Coast Advisory Group                          1998*
                                        (insurance  sales)  since  2004;  Regional
                                        Manager,  American General Financial Group
                                        Insurance (insurance sales) 2000 to 2004.

                                        DIRECTORS   WHOSE  TERMS  OF  OFFICE  WILL
                                        CONTINUE   UNTIL  THE  ANNUAL  MEETING  OF
                                        SHAREHOLDERS OF THE COMPANY IN 2007:


                                       4

L. Wayne Pearson              58        Chairman,   Chief  Executive  Officer  and                          1998*
                                        President  of the  Company  and  the  Bank
                                        since June,  1998;  Organizer  of the Bank
                                        from October,  1997 to June, 1998; private
                                        investor,  from  July,  1997  to  October,
                                        1997;  President,  Lowcountry Savings Bank
                                        from 1986 to July, 1997.

Robert M. Scott               62        Executive Vice President,  Chief Financial                          1998*
                                        Officer and  Secretary  of the Company and
                                        the Bank since June,  1998;  Organizer  of
                                        the Bank from October, 1997 to June, 1998;
                                        Special Projects, Carolina First Bank from
                                        July,  1997 to  October,  1997;  Executive
                                        Vice   President   and   Chief   Financial
                                        Officer,   Lowcountry  Savings  Bank  from
                                        April, 1996 to July, 1997.

*Includes membership on the Board of Directors of Southcoast Community Bank prior to organization of the Company as a holding company for Southcoast Community Bank in 1999.

      Neither the nominees nor any director nor any of the principal executive officers are related by blood, marriage or adoption in the degree of first cousin or closer.

Executive Officers

     The executive officers of the Company are L. Wayne Pearson, Paul D. Hollen, III, Robert M. Scott, Robert A. Daniel, Jr. and William B. Seabrook. Messers. Pearson, Hollen and Scott are all directors of the Company and information about their ages and business experience is set forth above. Information about Messrs. Daniel and Seabrook is set forth below.

Name                          Age      Business Experience During Past Five Years
----                          ---      ------------------------------------------
Robert A. Daniel, Jr.         55       Executive  Vice  President  of the  Company  and the Bank  since
                                       2005; Chief Lending  Officer of the Bank since 1998; Senior Vice
                                       President of the Bank from 1998 to 2005.

William B. Seabrook           49       Executive  Vice  President  of the  Company  and the Bank  since
                                       2005;  Head of Retail  Banking for the Bank since  2004;  Senior
                                       Vice  President  of the Bank  from  2004 to 2005;  Correspondent banker with FTN  Financial,  a division of First  Tennessee Bank from 1998 to 2004.

Attendance at Meetings of the Board of Directors and Meetings of Shareholders

      During the last full fiscal year, ending December 31, 2005, the Board of Directors of the Company met 4 times. Each director attended a minimum of 75% of the total number of meetings of the Board of Directors and committees of which he was a member. The Bank's Board of Directors met 12 times in 2005.

      The Company encourages, but does not require, its directors to attend annual meetings of shareholders. Last year all of the Company's directors attended the annual meeting of shareholders.

                      COMMITTEES OF THE BOARD OF DIRECTORS

Nominating Committee

      The Nominating Committee makes recommendations to the Board of Directors of persons suitable to be nominated for election to the Board of Directors. The members of the Nominating Committee are Messrs. Hutchinson, Sexton and Smith. The members of the committee are all independent as defined in The Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented. The Nominating Committee met once 2005. The Nominating Committee operates pursuant to a written charter, which was attached to the Company's 2005 Proxy Statement as Appendix A.

Audit Committee

      The Company has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee provides general oversight of financial reporting and the adequacy of the internal controls of the Company. The Audit Committee functions by meeting with the independent auditors and by contact with members of management concerned with financial and control functions. The members of the Audit Committee are Messrs. Baker (Chairman), Sexton and Coates. The Audit Committee met three times in 2005. The Audit Committee operates pursuant to a written charter. Each member of the Audit Committee is independent as defined in the Nasdaq Stock Market, Inc. Marketplace Rules, as modified or supplemented.

Compensation Committee

      The Compensation Committee reviews the compensation policies of the Company and recommends to the Board the compensation levels and compensation programs for the executive officers of the Company. Members of the Compensation Committee are Messrs. Sexton (Chairman), Coates, and Smith. The Compensation Committee met three times during 2005. The members of the committee are all independent as defined in the Nasdaq Stock Market, Inc., Marketplace Rules, as modified or supplemented.

                               GOVERNANCE MATTERS

Director Independence

     The Company is required by the Nasdaq Stock Market, Inc. Marketplace Rules to have a majority of independent directors. The Board of Directors has determined that none of William A. Coates, James H. Sexton, Jr., James P. Smith, Tommy B. Baker and Stephen F. Hutchinson has a relationship which, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each is independent under these rules.

Director Nomination Process

      In recommending director candidates, the Nominating Committee takes into consideration such factors as it deems appropriate based on the Company's current needs. These factors may include diversity, age, skills such as understanding of banking and general finance, decision-making ability, inter-personal skills, experience with businesses and other organizations of comparable size, community activities and relationships, and the interrelationship between the candidate's experience and business background, and other Board members' experience and business background, as well as the candidate's ability to devote the required time and effort to serve on the Board.

      The committee will consider for recommendation by the committee director candidates recommended by shareholders if the shareholders comply with the following requirements. If a shareholder wishes to recommend a director candidate to the committee for consideration as a Board of Directors' nominee, such shareholder must submit in writing to the committee the recommended candidate's name, a brief resume setting forth the recommended candidate's business and educational background and qualifications for service, and a notarized consent signed by the recommended candidate stating the recommended candidate's willingness to be nominated and to serve. This information must be delivered to the Nominating Committee of the Company at the Company's address and must be received no later than January 15 in any year for the candidate to be considered as a potential Board of Directors' nominee at the Annual Meeting of Shareholders for that year. The committee may request further information if it determines a potential candidate may be an appropriate nominee. Director candidates recommended by shareholders that comply with these requirements will receive the same consideration that the committee's other candidates receive.

      Director candidates recommended by shareholders will not be considered for recommendation by the committee as potential Board of Directors' nominees if the shareholder recommendations are received later than January 15 in any year. However, shareholders may nominate director candidates for election at the annual meeting, but no person who is not already a director may be elected at an annual meeting of shareholders unless that person is nominated in writing at least 90 days prior to the meeting. Such nominations, other than those made by or on behalf of the existing management of the Company, must be made in writing and must be delivered or mailed to the President of the Company, not less than 90 days prior to any meeting of Shareholders called for the election of Directors. Such notification must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) any other information required by Regulation 14A under the Exchange Act. Nominations not made in accordance with these requirements may be disregarded by the presiding officer of the meeting, and upon his instructions, the vote tellers shall disregard all votes cast for each such nominee.

Shareholder Communications with the Board of Directors

      Any  shareholder  who  wishes  to  send  communications  to the  Board  of
Directors should mail them addressed to the intended recipient by name or position in care of: Corporate Secretary, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464. Upon receipt of any such communications, the Corporate Secretary will determine the identity of the intended recipient and whether the communication is an appropriate shareholder communication. The Corporate Secretary will send all appropriate shareholder communications to the intended recipient. An "appropriate shareholder communication" is a communication from a person claiming to be a shareholder in the communication the subject of which relates solely to the sender's interest as a shareholder and not to any other personal or business interest.

      In the case of communications addressed to the Board of Directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Board. In the case of communications addressed to the independent or outside directors, the Corporate Secretary will send appropriate shareholder communications to the Chairman of the Audit Committee. In the case of communications addressed to committees of the board, the Corporate Secretary will send appropriate shareholder communications to the Chairman of such committee.

Code of Conduct and Business Ethics

      The Company has adopted a Code of Business Conduct for directors, officers and employees. The code sets forth standards to promote the ethical handling of conflicts of interest, full and fair disclosure and compliance with laws, rules and regulations. The Company has also adopted a Code of Ethics that applies specifically to the Company's principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and the Code of Ethics are available upon request to: Corporate Secretary, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464.

Meetings of Non-Management Directors

      Our non-management directors meet from time to time in executive session without management present. Shareholders and other interested parties may communicate with the non-management directors by writing to: Non-Management Directors, c/o Corporate Secretary, Southcoast Financial Corporation, 530 Johnnie Dodds Boulevard, Mt. Pleasant, South Carolina 29464.

                             MANAGEMENT COMPENSATION

Executive Officer Compensation

      The following table sets forth information about compensation paid to the Chief Executive Officer and to the Executive Vice Presidents of the Company. No other officer of the Company was paid remuneration in excess of $100,000 in 2005.

                           Summary Compensation Table

                                                                                 Long-Term
                                                                                Compensation
                                                                                   Awards
                                                                                  Number of
                                                                                 Securities
                                                Annual Compensation (1)          Underlying
                                                -----------------------            Options          All Other
Name and Principal Position                 Year       Salary         Bonus        Awarded      Compensation (3)
---------------------------                 ----       ------         -----        -------      ----------------

L. Wayne Pearson                            2005    $ 316,567      $ 217,500           -0-          $142,468
  President and Chief                       2004      293,873        215,000         2,500            39,828
  Executive Officer                         2003      244,930        150,000           -0-            32,670

Robert M. Scott                             2005    $ 174,791       $ 60,250           -0-          $101,398
  Executive Vice President                  2004      172,355         75,000         2,500            32,058
                                            2003      145,481         64,750           -0-            28,271

Paul D. Hollen, III                         2005    $ 195,406       $ 57,750           -0-          $ 91,489
  Executive Vice President                  2004      197,329         77,500         2,500            30,378
                                            2003      163,865         78,500           -0-            26,748

Robert A. Daniel                            2005    $ 137,371       $ 52,500           -0-          $ 62,362
  Executive Vice President and              2004      128,795         60,000         2,500            18,066
  Chief Lending Officer                     2003      114,592         34,500           -0-            17,280

William B. Seabrook (2)                     2005    $ 200,659       $ 20,000           -0-          $  7,348
  Executive Vice President and              2004      121,631         15,000           -0-             2,541
  Head of Retail Banking

(1) Perquisites and personal benefits did not exceed the lesser of $50,000 or 10% of any executive officer's salary plus bonus payments.
(2)  Mr. Seabrook joined the Company and the Bank in 2004.
(3) Includes contributions by the Company to the Bank's 401(k) Plan on behalf of the named persons as well as premiums for medical insurance, disability insurance and life insurance in the amounts shown:

                             Year           401(k)         Medical          Disability       Life
                             ----           ------         ------           ----------       ----

         Mr. Pearson         2005          $15,428        $5,097              $3,378       $119,824
                             2004           13,569         5,087               3,378         17,794
                             2003           13,181         4,911               3,378         11,200

         Mr. Scott           2005          $11,140        $3,348              $2,910       $ 84,000
                             2004           11,464         3,041               2,910         14,643
                             2003            9,185         2,976               2,910         13,200

         Mr. Hollen          2005          $11,763        $3,348              $2,378       $ 74,000
                             2004           12,534         3,041               2,378         12,425
                             2003           10,194         2,976               2,378         11,200

         Mr. Daniel          2005          $10,361        $3,174              $  743       $ 52,000
                             2004            8,649         3,174                 743          5,500
                             2003            7,927         3,110                 743          5,500

         Mr. Seabrook        2005          $ 4,000        $3,348                   0              0
                             2004                0         2,541                   0              0


                        Option Grants In Last Fiscal Year


     No options were granted in 2005 to the persons named in the Summary Compensation Table.

          Option Exercises and Year End Options Outstanding And Values

     The following table presents information about options held by the persons named in the Summary Compensation Table at December 31, 2005. None of these persons exercised options in 2005.

                                              Number of Securities                      Value of Unexercised
                                             Unexercised Underlying                         In-the-Money
                                               Options 12/31/05                          Options 12/31/05(1)
               Name                   Exercisable        Unexercisable          Exercisable         Unexercisable
               ----                   -----------        -------------          -----------         -------------

L. Wayne Pearson                         3,025                -0-                  $ 25,803           $  -0-
Robert M. Scott                          3,025                -0-                  $ 25,803           $  -0-
Paul D. Hollen, III                        -0-                -0-                  $    -0-           $  -0-
Robert A. Daniel, Jr.                    3,025                -0-                  $ 25,803           $  -0-
William B. Seabrook                        -0-                -0-                  $    -0-           $  -0-

---------------
(1) Based on exercise price of $16.82 per share and assuming that the fair market value of the Company's common stock on December 31, 2005 was $
         25.35 per share.

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee in 2005 were James H. Sexton, Jr., Chairman, William A. Coates and James P. Smith. During 2005, the Company purchased variable life insurance policies for six of its officers, including the three executive officer directors. Premiums paid for policies owned by each of Messrs. Pearson, Hollen and Scott were $119,824, $74,000 and $84,000, respectively. Those premiums were included in $349,824 of life insurance premiums the Company paid in 2005 to the life insurance company for which Mr. Smith, one of the Company's directors, received independent agent's commissions of $210,610.

Board Compensation Committee Report on Executive Compensation

         The Compensation Committee has historically followed an informal policy of providing executive officers with a total compensation package consisting of a salary, bonuses, insurance and other benefits and stock options. In setting salaries, the committee looks at salaries paid to executives of other financial institutions in the Company's market area, the State of South Carolina and the Southeastern United States as well as salaries paid to other executives with similar levels of skill and responsibility in those areas. The committee also takes into consideration the overall condition of the Company, its level of success in recent years and its goals and budget for the current year. The committee then makes a subjective determination of the salary level for each executive officer. Bonuses are set for executive officers taking into account the Company's overall success, increase in market share, performance relative to budget and the individual executive's contribution to the Company's success. Insurance and other benefits and stock options are set by the committee at levels believed to be competitive with other employers and to advance a committee goal of retaining key executives.

         Salaries for executives in 2005 were set approximately 8.75% higher than annualized 2004 levels (one executive joined the Company in mid 2004) reflecting the executives' increased responsibility for a significantly larger Company operating in a more complex environment, coupled with the demonstrated ability of the executives to deliver a high level of success. Bonuses awarded to executives, other than the chief executive officer in 2005, reflected the committee's subjective judgment of an appropriate reward for their contributions to the Company's success in 2005. All other compensation awarded to named executives in 2005 were at a level believed by the committee to be appropriate to keeping the interests of the executives aligned with those of the shareholders.

         In setting the chief executive officer's salary for 2005, the committee took note of the facts that (i) the Company began 2005 45% larger in total assets than it had begun 2004 and was expected to increase substantially in size in 2005, (ii) regulatory changes were continuing to increase the complexity and challenges of operating the business, and (iii) the chief executive officer provided personal leadership and business skills that were critical to the Company. The committee also considered information it had regarding salary levels of other chief executive officers and set a salary level that the committee believed was fair to the chief executive officer and the Company. In setting the level of the chief executive officer's bonus for 2005, the committee did not use any formulas or guidelines, but subjectively sought to reward the chief executive officer for his participation in the substantial growth of assets and earnings of the Company in 2005. The committee noted that the Company's total assets had grown by 30% to $477 million at year end 2005 while earnings had grown by 41% to $4.2 million for the year. The committee also noted that the chief executive officer had a high level of personal responsibility for several elements of the increases in earnings. The committee thus arrived at a bonus of $217,500 or approximately 46% of his annual salary for the chief executive officer.


James H. Sexton, Jr, Chairman       William A Coates       James P. Smith.

Shareholder Return Performance Graph

The Company is required to provide its shareholders with a line graph comparing the Company's cumulative total shareholder return with a performance indicator of the overall stock market and either a published industry index or a Company-determined peer comparison. Shareholder return (measured through increases in stock price and payment of dividends) is often a benchmark used in assessing corporate performance and the reasonableness of compensation paid executive officers.

The performance graph below compares the Company's cumulative total return over the most recent five year period with the Russell 2000 Index (reflecting overall stock market performance for small cap stocks) and the SNL Southeast Bank Index (reflecting changes in banking industry stocks in the southeastern U. S.). Returns are shown on a total return basis, assuming the reinvestment of dividends and a beginning stock index price of $100 per share. Values presented for the Company are based on transactions as reported through the Nasdaq Stock Market, Inc


                        Southcoast Financial Corporation

                                                                          Period Ending
                                                                          -------------
Index                                          12/31/00     12/31/01    12/31/02    12/31/03    12/31/04    12/31/05
                                               --------     --------    --------    --------    --------    --------
Southcoast Financial Corporation                 100.00       121.58      152.84      308.93      419.67      428.99
Russell 2000                                     100.00       102.49       81.49      120.00      142.00      148.46
SNL Southeast Bank Index                         100.00       124.58      137.62      172.81      204.94      209.78

Compensation of Directors

         Directors receive an annual retainer of $10,000.00 plus $2,500.00 for each meeting of the Board of Directors attended. Directors of the Bank are paid $475.00 for each monthly meeting of the Bank's board of directors attended.

Employment Agreements

         The Company has entered into employment agreements with its executive officers, Messrs. Pearson, Hollen, Scott, Daniel and Seabrook. The contracts are for terms of three years with automatic one year extensions unless either party to the agreement gives notice at least 180 days before the end of the term that there will be no extension. The agreements provide for minimum annual salaries of $250,000, $167,500, $147,500, $126,900 and $150,000 for Messrs. Pearson,
Hollen, Scott, Daniel and Seabrook, respectively. In addition to salary, the agreements provide for each officer to receive life, health and disability insurance benefits, as well as salary continuation upon disability and other unspecified benefits provided under plans applicable to senior management officers and appropriate to their positions.

         The Company may terminate an officer under the terms of the agreements for cause, which includes, among other grounds for termination, breach of the agreement by the officer, misconduct by the officer which is materially injurious to the Bank, the officer becoming ineligible for coverage under the Bank's banker's blanket bond or being removed from office or prohibited from being affiliated with the Bank by the FDIC. The Company may also terminate the officer's employment without cause but, if it does, it must continue to pay the officer and provide benefits.

         The agreements also provide that, if there has been a change of control of the Company or the Bank and the officer's position has been diminished or the officer is required to relocate without his prior consent, the officer may terminate the agreement and receive his salary and benefits for three years after termination. Such payments may not exceed the amount which the Company may deduct for federal income tax purposes. Other provisions of the agreements require the officers to maintain the confidentiality of information obtained from the Company and prohibit each officer from competing with the Company or soliciting its customers.

1999 Stock Option Plan

         The Company has adopted the 1999 Southcoast Financial Corporation Stock Option Plan pursuant to which options to purchase the Company's common stock may be granted to persons who are directors or employees of the Company or any subsidiary at the time of grant. The purpose of the Plan is to provide officers, directors, key employees and others with an incentive which is aligned with the interests of shareholders through performance of the Company's common stock. The Plan provides for both incentive stock options and non-qualified stock options, but only employees may be granted incentive stock options.

         All incentive stock options must have an exercise price not less than the fair market value of the common stock at the date of grant, as determined by the Board of Directors or a Committee appointed by the Board. Non-qualified options will have such exercise prices as may be determined by the Board of Directors or the Committee at the time of grant, and such exercise prices may be less than fair market value. The Board of Directors or the Committee may set other terms for the exercise of the options but may not grant to any one holder more than $100,000 of incentive stock options (based on the fair market value of the optioned shares on the date of the grant of the option) which first become exercisable in any calendar year. The Board of Directors or the Committee also selects the employees to receive grants under the plan and determines the number of shares covered by options granted under the plan. No options may be exercised after ten years from the date of grant. The number of shares reserved for issuance under the Plan, the number of shares covered by outstanding options, the exercise price and the exercise date of options will be adjusted in the event of changes in the number of outstanding shares of common stock effected without receipt of consideration by the Company. The Board of Directors may amend, suspend or terminate the Plan, but may not increase (except as discussed above) the maximum number of shares reserved for issuance under the Plan, materially increase benefits to participants under the Plan, or materially modify the eligibility requirements under the Plan without shareholder approval or ratification. The Plan will terminate on August 14, 2009, and no options will be granted under the Plan after that date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Bank, in the ordinary course of its business, makes loans to and has other transactions with directors, officers, principal shareholders, and their associates. Loans, if made, are made on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features. The Bank expects to continue to enter into transactions in the ordinary course of business on similar terms with directors, officers, principal stockholders, and their associates. The aggregate dollar amount of such loans outstanding at December 31, 2005 was $165,661. During 2005, no new loans were made, and repayments totaled $70,026.

         During 2005, the Company purchased variable life insurance policies for six of its officers, including the three executive officer directors. Premiums paid for policies owned by each of Messrs. Pearson, Hollen and Scott were $119,824, $74,000 and $84,000, respectively. Those premiums were included in $349,824 of life insurance premiums the Company paid in 2005 to the life insurance company for which Mr. Smith, one of the Company's directors, received independent agent's commissions of $210,610.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors, its executive officers and certain individuals are required to report periodically their ownership of the Company's Common Stock and any changes in ownership to the Securities and Exchange Commission. Based on a review of Section 16(a) reports available to the Company and any representations made to the Company, none of the reports required to be filed for 2005 were filed on a timely basis due to administrative errors in the system used by the Company to file such reports. As a result Messrs. Baker, Daniel, Hutchinson and Seabrook did not file Form 3s immediately upon becoming directors or executive officers, as the case may be. Additionally, each director and officer who did not timely file a required Form 4 is named below with the number of late reports and the number of transactions not reported on a timely basis:
Mr. Pearson, five reports, five transactions; Mr. Hollen, six reports, six transactions; Mr. Coates, one report, one transaction; Mr. Scott, five reports, five transactions; Mr. Smith, one report, one transaction; Mr. Sexton, one report, one transaction; Mr. Daniel, four reports, four transactions; Mr.
Seabrook, four reports, four transactions; Mr. Baker, one report, two transactions; and Mr. Hutchinson, one report, one transaction.


                    APPROVAL OF EMPLOYEE STOCK PURCHASE PLAN

         In June 2005, the Company's board of directors adopted a new Employee Stock Purchase Plan (the "ESPP"), subject to shareholder approval. A summary description of the principal terms of the ESPP and its purpose are set forth below. The full text of the ESPP is set forth as Appendix A to the Proxy Statement. This description is qualified in its entirety by reference to the actual text of the ESPP.

         The purpose of the ESPP is to advance the Company's interests by enabling eligible employees of the Company and the Bank to acquire an ownership interest in the Company through purchases of common stock at a discounted price. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code").

         An "eligible employee" under the ESPP is an employee for federal tax withholding purposes, except employees who have been employed by the Company or the Bank for less than six consecutive months. No employee is permitted to participate in the ESPP if immediately after a grant under the ESPP the employee would own stock and/or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of the Company's stock. No employee is permitted to accrue the right at any time to purchase more than $25,000 worth of the Company's stock through all employee stock purchase plans the Company may have each calendar year.

         A maximum of 200,000 shares of the Company's common stock are available for sale to employees pursuant to the ESPP. The number of available shares may be adjusted for stock dividends, stock splits, stock conversions, exchanges, reclassifications or substitutions. Shares of common stock subject to the ESPP may be newly issued by the Company or purchased by the Company on the open market or otherwise. Issuance of the shares pursuant to the ESPP has been registered under the Securities Act of 1933.

         The ESPP permits the purchase of common stock through payroll deduction as follows: (a) the ESPP provides for quarterly periods during which payroll deductions will be accumulated (the "Offering Period"); (b) eligible employees may choose the percentage of their gross compensation up to a maximum of 10% to be deducted and applied to purchase shares of common stock under the ESPP; (c) at the beginning of the Offering Period, the eligible employees obtain stock options to purchase common stock under the ESPP at a 15% discount from the lower of the market value on (1) the first day of the Offering Period, or (2) the last day of the Offering Period; and (d) at the end of the Offering Period, the eligible employees are deemed to exercise these options to the extent of their payroll deductions. No fractional shares are issued.


         The ESPP is administered by the Board of Directors which, subject to the rules contained in the ESPP, has complete authority in its discretion to interpret and apply the terms of the ESPP, to determine eligibility and to adjudicate all disputed claims filed under the ESPP.


         The Board of Directors may terminate the ESPP at any time; provided, however, that no such termination will affect options outstanding at the time of termination. The ESPP will terminate in any case on June 7, 2010. If at any time the shares of common stock reserved for the ESPP are available for purchase but not in sufficient number to satisfy all the then unfilled purchase requirements, the available shares will be apportioned among the participants in proportion to their options and the ESPP will terminate. The Board of Directors may amend the ESPP after adoption, subject to the requirements of Section 423 of the Code relating to the requisite approval of the Company's shareholders.

         Because employees may participate in the ESPP voluntarily, the benefits or amounts to be received by officers or employees of the Company are not determinable at this time. As of February 17, 2006, there were 68 employees eligible to participate in the ESPP.

Tax Consequences of the ESPP

         The following is a summary of the effect of federal income taxation upon the employee and the Company with respect to participants in the ESPP. If the requirements of Section 423 of the Code are satisfied, the employee will not realize taxable income either at the time options are granted pursuant to the ESPP or at the time the employee purchases shares pursuant to the ESPP.


         If the employee disposes of shares of Common Stock after the later of two years after the grant of the option or one year from the date of transfer of the stock pursuant to the option then, upon such disposition, the employee will recognize as ordinary income an amount equal to the lesser of: (a)the excess of the fair market value of the shares of Common Stock on the date of disposition over the amount the employee paid for the shares under the options; or (b) the excess of the fair market value of the shares at the time the option was granted over the option price. The employee will also recognize a long-term capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale of the Common Stock and (ii) the sum of the amount the employee paid for the shares plus the amount, if any, taxed to the employee as ordinary income under (a) or (b) above.

         If the employee disposes of shares of Common Stock before the later of two years after the grant of the option or one year from the date of transfer of the stock pursuant to the option then, upon this disposition, the employee will recognize as ordinary income an amount equal to the excess of the fair market value of the shares of Common Stock on the date the employee purchased them over the amount the employee paid for the shares. The employee will also recognize a capital gain or loss in an amount equal to the difference between (i) the amount realized upon the sale of the shares of Common Stock and (ii) the sum of the amount the employee paid for the shares plus the amount, if any, taxed to the employee as ordinary income. If the employee holds the shares for more than one year, this gain or loss will be a long-term capital gain or loss.

         Generally, the Company will not receive any deduction for federal income tax purposes with respect to the options or the shares of Common Stock issued upon their exercise. If, however, the employee disposes of stock acquired by exercise of an option under a stock purchase plan before the later of two years after the grant of the option or one year from the date of transfer of the stock upon exercise of the option, the Company will be entitled to a deduction in an amount equal to the amount which is considered ordinary income.

The Board of Directors recommends that shareholders vote FOR approval of the Employee Stock Purchase Plan.

                      Equity Compensation Plan Information

         The following table sets forth aggregated information about all of the Company's other compensation plans (including individual compensation arrangements) under which equity securities of the Company are authorized for issuance as of December 31, 2005:

                                                                                            Number of securities
                                                                                            remaining available for
                                        Number of securities to   Weighted-average          future issuance under
                                        be issued upon exercise   exercise price of         equity compensation plans
                                        of outstanding options,   outstanding options,      (excluding securities
Plan category                           warrants and rights       warrants and rights       reflected in column (a))
-------------                           -------------------       -------------------       ------------------------
                                                 (a)                      (b)                          (c)
                                                 ---                      ---                          ---
Equity compensation plans approved by
security holders ...........................    15,125                   $16.82                       20,809

Equity compensation plans not
approved by security .......................      --                       --                           --
holders                                        _______                  _______                       ______

Total ......................................    15,125                   $16.82                       20,809

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Elliott Davis, LLC, Certified Public Accountants with offices in Columbia, South Carolina, to serve as the Company's independent certified public accountants for 2006. It is expected that representatives from this firm will be present and available to answer appropriate questions at the annual meeting, and will have the opportunity to make a statement if they desire to do so.

Fees Paid to Independent Auditors

         Set forth below is information about fees billed by the Company's independent auditors for audit services rendered in connection with the consolidated financial statements and reports for the year ended December 31, 2005 and 2004, and for other services rendered during such years, on behalf of the Company and the Bank, as well as all out-of- pocket expenses incurred in connection with these services, which have been billed to the Company.

Audit Fees

         Audit fees include fees billed for professional services rendered for the audit of the Company's consolidated financial statements and review of the interim condensed consolidated financial statements included in quarterly reports, and services that are normally provided by the Company's independent auditor in connection with statutory and regulatory filings or engagements, and attest services, except those not required by statute or regulation. For the years ended December 31, 2004 and 2005, respectively, Elliott Davis, LLC billed the Company an aggregate of $34,550 and $91,545 for audit fees.

Audit Related Fees

         Audit-related fees included fees for assistance with, and issuance of consents relating to, filings with the Securities and Exchange Commission and review of the registration statement related to the 2005 stock offering, as well as reviews of management's discussion and analysis of financial condition and results of operations included in the annual and quarterly reports the Company files with the Securities and Exchange Commission. For the years ended December 31, 2004 and 2005, respectively, Elliott Davis, LLC billed the Company an aggregate of $3,150 and $7,605 for audit-related fees.

Tax Fees

         Tax fees include fees for tax compliance/ preparation and other tax services. Tax compliance/ preparation fees include fees billed for professional services related to federal and state tax compliance. Other tax services include fees billed for other miscellaneous tax consulting and planning. For the years ended December 31, 2004 and 2005, respectively, Elliott Davis, LLC billed the Company an aggregate of $2,875 and $4,850 for tax fees.

All Other Fees

         All other fees included fees for agreed upon procedures, primarily Federal Home Loan Bank mortgage collateral verification and advice relating to executive benefit plan issues, as well as consulting with the steering committee for Sarbanes Oxley Section 404 compliance in 2005. For the years ended December 31, 2004 and 2005, respectively, Elliott Davis, LLC billed the Company an aggregate of $2,875 and $2,320 for such other services.

         In making its decision to recommend ratification of its appointment of Elliott Davis, LLC as the Company's independent auditors for the fiscal year ending December 31, 2006, the Audit Committee considered whether services other than audit and audit-related services provided by that firm are compatible with maintaining the independence of Elliott Davis, LLC.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditors

         The Audit Committee pre-approves all audit and permitted non-audit services (including the fees and terms thereof) provided by the independent auditors, subject to limited exceptions for non-audit services described in
Section 10A of the Securities Exchange Act of 1934, which are approved by the Audit Committee prior to completion of the audit. The Committee may delegate to one or more designated members of the Committee the authority to pre-approve audit and permissible non-audit services, provided such pre-approval decision is presented to the full Committee at its next scheduled meeting.

         General pre-approval of certain audit, audit-related and tax services is granted by the Committee at the first quarter Committee meeting. The Committee subsequently reviews fees paid. Specific pre-approval is required for all other services. During 2005, all audit and permitted non-audit services were pre-approved by the Committee.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of the Board of Directors has reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2005. The Audit Committee has discussed with the Company's independent auditors, Elliott Davis, LLC, the matters required to be discussed by Statement on Accounting Standards 61, as modified or supplemented. The Audit Committee has also received the written disclosures and the letter from Elliott Davis, LLC, required by Independence Standards Board Standard No. 1, as modified or supplemented, and has discussed with Elliott Davis, LLC, their independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

T. B .Baker, Chairman             J. H. Sexton, Jr.                 W. A. Coates

                                  OTHER MATTERS

         The Board of Directors knows of no other business to be presented at the meeting of stockholders. If matters other than those described herein should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote at such meeting in accordance with their best judgment on such matters. If a shareholder specifies a different choice on the Proxy, his or her shares will be voted in accordance with the specifications so made.

         Unless contrary instructions are indicated on the Proxy, all shares of stock represented by valid proxies received pursuant to this solicitation, and not revoked before they are voted, will be voted FOR the election of any or all of the nominees for directors named herein.

                           INCORPORATION BY REFERENCE

         The Report of the Compensation Committee of the Board of Directors on Executive Compensation, the Audit Committee Report and the Stock Performance Graph are not deemed to be filed with the Securities and Exchange Commission and shall not be deemed incorporated by reference into any prior or future filings made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent the Company specifically incorporates such information by reference.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         Shareholders may obtain copies of the Company's Annual Report on Form 10-K required to be filed with the Securities and Exchange Commission for the year ended December 31, 2005, free of charge by requesting such form in writing from L. Wayne Pearson, President, Southcoast Community Bank, Post Office Box 1561, Mt. Pleasant, South Carolina 29465. Copies may also be downloaded from The Securities and Exchange Commission website at http//www.sec.gov.

                                                                      APPENDIX A


                        SOUTHCOAST FINANCIAL CORPORATION


                        2005 EMPLOYEE STOCK PURCHASE PLAN


1. Purpose. The purpose of the Southcoast 2005 Employee Stock Purchase Plan (the "Plan") is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.


2. Definitions.


         (a) "Board" shall mean the Board of Directors of the Company.


         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.


         (c) "Common Stock" shall mean the common stock of the Company.


         (d) "Company" shall mean Southcoast Financial Corporation, a South Carolina corporation.


         (e) "Compensation" shall mean all base straight time gross earnings, exclusive of payments for overtime, shift premiums and commissions, incentive compensation, incentive payments, bonuses, awards and other compensation.


         (f) "Designated Subsidiary" shall mean a Subsidiary which the Board has designated from time to time in its sole discretion as eligible to participate in the Plan.


         (g) "Employee" shall mean any individual who is an employee of the Company or a Subsidiary for purposes of tax withholding under the Code. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence authorized under Company or Subsidiary policies.


         (h) "Enrollment Date" shall mean the first day of each Offering Period.


         (i) "Exercise Date" shall mean the last day of each Offering Period.


         (j) "Fair Market Value" shall mean, as of any date, the closing price of the Company's Common Stock on the Nasdaq National Market. If the Common Stock is not traded on a national securities exchange or quoted on the Nasdaq National Market, and there are not at least two brokerage companies reporting a bid price per share on such date, then the Fair Market Value shall be that value determined in good faith by the Board in such manner as it deems appropriate.

         (k) "Offering Period" shall mean a period of approximately three (3) months, commencing on the first Trading Day on or after January 1, April 1, July 1, and October 1 of each year and terminating on the last Trading Day on or before the end of such period; provided, however, that the duration of the first Offering Period shall be as provided in
         Section 4.


         (l) "Plan" shall mean this Employee Stock Purchase Plan.


         (m) "Purchase Price" shall mean an amount equal to 85% of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower.


         (n) "Reserves" shall mean the number of shares of Common Stock covered by each option under the Plan which have not yet been exercised and the number of shares of Common Stock which have been authorized for issuance under the Plan but not yet placed under option.


         (o) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.


         (p) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.


3. Eligibility.


         (a) Any Employee, as defined in Section 2, who has been continuously employed by the Company for at least six (6) consecutive months, who is employed by the Company on a given Enrollment Date, and who is expected to complete at least 1,000 hours of service as an Employee during each calendar year in which the Enrollment Date occurs shall be eligible to participate in the Plan for the Offering Period commencing with such Enrollment Date.


          (b) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) if, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own stock and/or hold outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any Subsidiary of the Company, or (ii) which permits his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries to accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined at the Fair Market Value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.


4. Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after January 1, April 1, July 1, and October 1 of each year, or on such other date as the Board shall determine, and continuing hereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods with respect to future offerings without stockholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected.

 5.      Participation.


         (a) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions on such form as the Committee may designate and filing it with the Company's payroll office at least ten (10) business days prior to the Enrollment Date for the Offering Period in which such participation will commence, unless a later time for filing the subscription agreement is set by the Board for all eligible Employees with respect to a given Offering Period.


         (b) With respect to any Offering Period, payroll deductions for a participant during such Offering Period shall commence with the first payroll period following the Enrollment Date and shall end on the Exercise Date of the Offering Period, unless sooner terminated by the participant as provided in Section 10.


6.       Payroll Deductions.


         (a) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.


         (b) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. A participant may not make any additional payments into such account.


         (c) During an Offering Period, a participant may discontinue his or her participation in the Plan as provided in Section 10. A participant may increase or decrease the rate of his or her payroll deductions for a future Offering Period by filing with the Company a new subscription agreement authorizing an increase in payroll deduction rate within ten
         (10) business days before the commencement of the upcoming Offering Period. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in
         Section 10.


         (d) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) herein, a participant's payroll deductions may be decreased to 0% of Compensation at such time during any Offering Period which is scheduled to end during the current calendar year (the "Current Offering Period") that the aggregate of all payroll deductions which were previously used to purchase stock under the Plan in a prior Offering Period which ended during that calendar year plus all payroll deductions accumulated with respect to the Current Offering Period equal $25,000. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10.

7. Grant of Option. On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company's Common Stock determined by dividing such Employee's payroll deductions accumulated prior to such Exercise Date (including amounts retained in the participant's account in accordance with Section 8) and retained in the Participant's account as of the Exercise Date by the applicable Purchase Price; provided that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8, unless the participant has withdrawn pursuant to Section 10, and shall expire on the last day of the Offering Period.


8. Exercise of Option. Unless a participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares will be purchased; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full share shall be retained in the participant's account and applied toward the purchase of shares in a subsequent Offering Period unless the participant terminates his or her participation in the Plan as provided in Section 10. During a participant's lifetime, a participant's option to purchase shares hereunder is exercisable only by him or her.


9. Delivery. As promptly as practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant, as appropriate, of a certificate representing the shares purchased upon exercise of his or her option.


10. Withdrawal; Termination of Employment.


         (a) A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company on such form as the Committee may designate. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of shares will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.


         (b) Upon a participant's ceasing to be an Employee for any reason or upon termination of a participant's employment relationship (as described in Section (2)(g)), the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14, and such participant's option will be automatically terminated.

11. Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.


12. Stock.


         (a) The maximum number of shares of the Company's Common Stock which shall be made available for sale under the Plan shall be 200,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18. Such shares may consist in whole or in part of authorized and unissued or reacquired Common Stock. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of shares then available under the Plan, the Company shall make a pro rata allocation of the shares remaining available for purchase in as uniform a manner as is practicable and as it determines to be equitable.


         (b) The participant will have no interest or voting right in shares covered by his or her option until such option has been exercised.


         (c) Shares to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, as the participant designates.


13.      Administration.


         (a) Administrative Body. The Plan shall be administered by the Board of the Company or a committee of members of the Board appointed by the Board. The Board or its committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties. Members of the Board who are eligible Employees are permitted to participate in the Plan except to the extent limited by Subsection (b) of this Section 13.


         (b) Rule 16b-3 Limitations. Notwithstanding the provisions of Subsection (a) of this Section 13, in the event that Rule 16b-3 promulgated under The Securities Exchange Act of 1934, as amended, or any successor provision ("Rule 16b-3") provides specific requirements for the administrators of plans of this type, the Plan shall be only administered by such a body and in such a manner as shall comply with the applicable requirements of Rule 16b-3. Unless permitted by Rule 16b-3, no discretion concerning decisions regarding the Plan shall be afforded to any committee or person that is not "disinterested" as that term is used in Rule 16b-3.


14. Designation of Beneficiary.


         (a) A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

         (b) Such designation of beneficiary may be changed by the participant (and his or her spouse, if any) at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.


15. Transferability. Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10.


16. Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions.


17. Reports. Individual accounts will be maintained for each participant in the Plan. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.


18. Adjustments Upon Changes in Capitalization; Dissolution; or Merger or Asset Sale.


         (a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the Reserves, as well as the price per share of Common Stock covered by each option under the Plan which has not yet been exercised, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of shares of Common Stock effected without receipt of consideration by the Company. Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

         (b) Dissolution or Liquidation. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New
         Exercise Date"). If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) days prior to the New Exercise Date, that the
         Exercise Date for his or her option has been changed to the New Exercise Date and that his or her option will be exercised automatically on the New Exercise Date, unless prior to such date he or she has withdrawn from the Offering Period as provided in Section 10. For purposes of this Section 18(b), an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or mergers, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of Common Stock for each share of Common Stock held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the sale of assets or merger.


19. Amendment or Termination.


         (a) The Board of Directors of the Company may at any time and for any reason terminate or amend the Plan. Except as provided in Section 18, no such termination can affect options previously granted, provided that the Board of Directors may terminate an Offering Period on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 18, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant.  To the  extent  necessary  to comply  with Rule  16b-3 or
         Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain stockholder approval in such a manner and to such a degree as required.


         (b) Without stockholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during Offering Periods, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20. Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.


21. Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto comply with all applicable provisions of law, domestic or foreign, including without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.


22. Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect for a term of five (5) years unless sooner terminated under Section 19.


23. Additional Restrictions of Rule 16b-3. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to Section 16 of the Exchange Act shall comply with the applicable provisions of Rule 16b-3. This Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required by Rule 16b-3 to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.


24. Stockholder Approval. Continuance of the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted.

                                      PROXY

                        SOUTHCOAST FINANCIAL CORPORATION

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS - April 7, 2006

          L. Wayne Pearson and Robert M. Scott, or either of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies for the undersigned at the Annual Meeting of Shareholders to be held on April 7, 2006, and at any adjournment thereof, as follows:

1.     ELECTION OF        FOR the nominees listed         WITHHOLD
       DIRECTORS.         Below [ ]                       AUTHORITY
                                                          to vote for the
                                                          nominees listed
                                                          below  [ ]


Three year terms:    Tommy B. Baker, Stephen F. Hutchinson and William A. Coates


INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL(S) WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.


--------------------------------------------------------------------------------
2.   APPROVAL OF EMPLOYEE           To approve adoption of the 2005 Employee
     STOCK PURCHASE PLAN.           Stock Purchase Plan.

          FOR [ ]              AGAINST  [ ]          ABSTAIN  [ ]

3. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. Management at present knows of no other business to be brought before the meeting.

THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED "FOR" SUCH MATTER.

Please sign exactly as name appears below. When signing as attorney, executor, administrator, trustee, or guardian, please give full title. If more than one trustee, all should sign. All joint owners must sign.


Dated:   ____________, 2006        ------------------------------------------


                                   ------------------------------------------











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